EXHIBIT 10.1


                              CONSULTING AGREEMENT


THIS  CONSULTING  AGREEMENT (the "Agreement") is entered into on March 10, 2004,
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by  and  between  CALYPSO  WIRELESS,  INC.,  a  Delaware corporation having it's principal  offices  at  5753 NW 158 Street, Miami Lakes, FL. 33014 ("Calypso" or
                                                                     -------
"Company"),  and  SEARS  &  CRAWFORD,  L.L.P.,  a  Texas corporation having it's
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principal  offices  at  300  Fannin  Street,  Suite  300,  Houston,  Texas 77002
(Consultant").
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                                    RECITALS

     A. Calypso is in the process of recovering from VoiceTech Communications Corporation, USA., certificate number: NU45709 representing 1,000,000 (one million) shares of stock of Calypso Wireless, Inc., and desires to retain the services of Consultant to assist Calypso in connection of the recovery of the mentioned stock.

     B. Consultant represents to Calypso that he has the expertise and experience to render the consulting services related to the Business of Calypso.

                                    AGREEMENT

     Therefore, in consideration of the mutual promises, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Consulting Services.  During the term of this Agreement, Consultant shall
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provide  Company  with  the  following  consulting  services  (the  "Services"):
                                                                     --------

     (a) Assist Company in connection with preparation and filling a law suit for the recovery from VoiceTech Communications Corporation, USA., certificate number: NU45709 representing 1,000,000 (one million) shares of stock of Calypso Wireless, Inc.

     Consultant shall not negotiate or enter into any contract, agreement or understanding with any third-parties on behalf of Company. Consultant shall not be required to perform a minimum number of hours of services under this Agreement, yet Consultant shall provide her/his good faith best efforts to provide the requisite time and effort to help Company achieve its business and marketing plans. Calypso recognizes and agrees that Consultant is engaged in several business activities independent of the Services.

2.   Consulting  Fee
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     In  consideration  of  the  Services to be rendered by Consultant as agreed between Consultant and Calypso on "Contract of Employment" signed on February 10, 2004, Calypso shall remunerate Consultant by granting Consultant two hundred thousand (200,000) free trading S-8 shares of Calypso Wireless, Inc., common stock $0.10 (CLYW) par value per share (the "Common Stock"), subject to the terms and conditions of this Agreement. The shares will be forwarded to Consultant as requested from Consultant on three certificates as follow: 66,600 (sixty six thousand six hundred) shares to ROSS SEARS, 58,400 (fifty eight thousand four hundred) shares to JAMES C. CRAWFORD and 75,000 (seventy five thousand) shares to ROSS A. SEARS II, as soon as reasonably possible after the completion of the term of this agreement.


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3.   Securities  Representations.  Consultant  hereby  represents  that:
     ---------------------------

     3.1 Consultant is an "Accredited Investor," as such term is defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended;

     3.2 Consultant has discussed with Company's management the business plans for the Company;

     3.3 Consultant has had the opportunity to question the principals of Company as to all matters which he deems material and relevant to his decision, if applicable, to purchase the Company's Common Stock, and has had the opportunity to obtain any and all additional information necessary to verify the accuracy of the information received or any other supplemental information which he deems relevant to make an informed investment decision; and

     3.4 Consultant understands the risks of an investment in the Company's Common Stock, and has consulted with an attorney and/or accountant to the extent he deemed it necessary in reviewing his acquisition of the Company's Common Stock.

4.     Representations  and  Warranties  of Consultant.  In connection with this
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Consulting  Agreement,  Consultant  hereby represents, warrants and confirms the following  understandings  to  the  Corporation  as  follows:

     4.1     Review  and  Evaluation  of  Information.  Consultant  (i) has been
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provided  with  information  b.  concerning  the  formation  and organization of
Company and the development of its business prospects to date, (ii) has had the opportunity to inspect the assets of the Company and its business, corporate and financial records, (iii) has had the opportunity to ask the Company's officers and directors questions about the Company's business, operations, financial records and proposed operations as well as the Company's current growth and market strategy, (iv) has had the opportunity to review and evaluate all information provided by the Company's business development and acquisition prospects, (v) has had the opportunity to interview and independently evaluate the management and operations personnel of the Company, and (vi) has had the opportunity to obtain, and has obtained, all information required to form an informed independent evaluation of the likelihood of the success or failure of the Company and its proposed new business initiatives. Consultant has also had the opportunity to ask questions about the Consulting Agreement and has obtained such additional information as requested to the extent deemed necessary to permit full evaluation of the merits and risks of an investment in the Shares. In addition, Consultant has consulted with its investment, accounting, legal and tax advisors as it deemed necessary and appropriate in making his decision to acquire the Shares.

     4.2     Forward-Looking  Information.  Consultant  understands  and  agrees
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that  all  statements  contained  in  the  business  plans for the Company's new business initiatives, other than statements of historical fact, such as statements regarding the Company's financial projections, estimated future revenues, net income, business strategy and plans and objectives for future operations, are Aforward-looking statements@. These forward-looking statements are commonly identified by the use of phrases as Aintends,@ Aestimates,@ Aexpects,@ Aprojects,@ Aanticipates,@ Aforeseeable future,@ Aseeks,@ Abelieves,@ and Ascheduled@. The Company's financial projections were based upon assumptions which the Company and/or its vendors believe to be reasonable but which have not been reviewed by any independent professional on behalf of the Company. Consultant acknowledges and agrees that there can be no assurance that such assumptions will be correct and that actual results will not be materially different from those set forth in the business plans for its new business initiatives.

     4.3     Consultant  's  Financial  Experience.  Consultant  is sufficiently
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experienced  in  financial  and business matters to be capable of evaluating the merits  and  risks  of  his  investment  in  the  Shares.

     4.4     Independent  Evaluation.  Consultant  acknowledges  that  its
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investment  is  being  made  based  upon his independent analysis, together with assistance from his investment, accounting, legal and tax advisors as he deemed necessary and appropriate in making an investment decision with respect to the

Shares, and that Consultant and its advisors are not relying upon any statement, opinion, conclusion, projection or other analysis of the Company or any Company representative.

     4.5     Suitability  of  Investment.  Consultant  has been advised that the
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Company  has  a  limited operating history and that its new business initiatives are undeveloped, and there can be no assurance that the Company will ever be profitable. Consultant has evaluated the merits and risks of Consultant's proposed acquisition of the Shares, including those risks particular to Consultant's circumstances, and has determined that the investment is suitable for Consultant. Consultant has adequate financial resources for an investment of this character, and could bear a complete loss of his investment. Further, Consultant will continue to have, after making his investment in the Company, adequate means of providing for its current operations, the needs of those dependent on Consultant, and its possible contingencies.

     4.6     Unregistered  Offering.  Consultant  and  its  Consultant
             -----------------------
Representative, if any, understands that the Shares not being registered under the Act because the sale is exempt from registration under the Securities Act, and rules and regulations promulgated there under, as a "transaction by an issuer not involving any public offering," and pursuant to certain other exemptions, and that the availability of such exemptions is predicated, in part, on Consultant's representations and warranties contained in this Consulting Agreement. In the view of the Securities and Exchange Commission, the statutory basis for the exemption claimed by the Company in connection with the sale of Shares would not be present if, notwithstanding Consultant's representations and warranties, Consultant has the intention of acquiring any such securities for resale upon the occurrence or nonoccurrence of some predetermined event.

     4.7     Limited Market for the Shares. Consultant understands that there is
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a  limited public market for the Shares, and that, as a result, an investment in the Company's Common Stock may be highly illiquid. Consultant may not be able to sell its Shares readily or at all when it needs or desires to sell. Trading in the Company's Common Stock has recently been reported in the National Quotation Bureau's Pink Sheets. Consultant has been advised, however, that a public trading market having the characteristics of depth, liquidity and orderliness depends upon the existence of market makers as well as the presence of willing buyers and sellers, which are circumstances over which the Company does not have control. There can be no assurance that the market will provide significant liquidity for Consultant's sale of the Shares. Consultant can afford to hold the Shares for an indefinite period of time.

     4.8     Absence  of  Official  Evaluation.  Consultant  understands that no
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federal or state agency has made any finding or determination as to the fairness of the terms of an investment in the Company, nor any recommendation or endorsement of an acquisition of the Shares.

     4.9     Residency.  Consultant's  residence or principal place of business,
             ----------
as applicable, is the country and state or other jurisdiction indicated below, and Consultant's citizenship or jurisdiction of incorporation, as applicable, is as indicated opposite his or its signature to this Consulting Agreement. Consultant has no intent of changing his residency, citizenship, or principal office to any other country or state or jurisdiction.

     4.10     Consultant Information.  Consultant understands that acceptance of
              ----------------------
his Consulting Agreement is based, in part, on the information provided by Consultant to the Company. Consultant represents that the information provided by Consultant is true, correct, and complete at the date hereof, and Consultant agrees to notify the Company immediately of any change in such information. Consultant understands that the information furnished is intended to enable the Company to discharge its responsibilities and that the Company will rely upon such information.

Consultant understands and agrees that, although the Company will use its best efforts to keep the information provided by purchaser strictly confidential, it may present the information provided to it to such parties as it may deem advisable if called upon to establish the availability under any federal or state securities laws, or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party, or by which the Company is or may be bound.

     4.11     Nonreliance.  Consultant  is  not  relying  on  the Company or any
              ------------
legal opinion with respect to the tax and economic effect of his investment in the Company.

     4.12     Prohibitions  on  Cancellation,  Termination,  Revocation,
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Transferability,  and  Assignment.  Consultant  hereby  acknowledges  and agrees
           ----------------------
that, except as may be specifically provided herein or by applicable law, it is not entitled to cancel, terminate, or revoke this Consulting Agreement, and this Consulting Agreement shall survive the death, dissolution or other termination of Consultant, as applicable, and any transfer of the Shares.

     4.13     Indemnification  of The Company and The Seller.  Consultant agrees
              -----------------------------------------------
to indemnify and hold harmless the Company against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever, including attorneys' fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Consultant to comply with any covenant or agreement made by Consultant herein or in any other document furnished by Consultant in connection with this Consulting Agreement.

     4.14     State  Securities  Laws.  Consultant  received  this Agreement and
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first  learned  of  the  Consulting Agreement offer hereby in Miami.  Consultant executed and will execute all documents contemplated hereby in Miami, and intends that the laws of Florida govern this Consulting Agreement.

     4.15     Authority.  Consultant  has  the  capacity, power and authority to
              ----------
execute this Consulting Agreement and perform it obligations hereunder. This Agreement has been duly executed and delivered by Consultant and (assuming the due execution and delivery hereof by the Corporation) constitutes a valid and binding obligation of Consultant enforceable against Consultant in accordance with its terms.


5.     Representations  of  the  Corporation.  The Corporation hereby represents
       -------------------------------------
and warrants to Consultant that, upon the services rendered the Corporation will issuance and delivery the Stock to Consultant in accordance with the terms and conditions of this Agreement, the Stock will be duly authorized, validly issued, fully paid and nonassessable; and Consultant will be the true and lawful owner of the Stock, and will hold such Stock free and clear of any and all security interests, liens, claims, options, charges or other legal or equitable restrictions.

7.     Term.  The  term  of  this  Agreement (the "Initial Term") shall commence
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(the  "Commencement Date") on the date the "Contract of Employment" was executed
       -----------------
on February 10, 2004 and shall terminate on April 30, 2004, subject to the provisions of Paragraph 12 hereof.

8.     Certain  Restrictive  Covenants:  Confidentiality;  Noncompetition;  Non
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Solicitation.
------------

     8.1.     Confidentiality.  Consultant  recognizes,  acknowledges and agrees
              ---------------
with Company that he will not at any time, except in performance of her obligations to Company hereunder or with the prior written consent of Company, directly or indirectly, reveal to any person, entity or other organization (other than Company, or its employees, officers, directors, shareholders or agents) or use for her own benefit any information deemed to be confidential by Company or any of its subsidiaries or affiliates (such subsidiaries and affiliates,  collectively  "Affiliates") ("Proprietary Information") relating to
                            ----------     -----------------------
the assets, liabilities, employees, goodwill, business or affairs of Company or any of its Affiliates including, without limitation, any information concerning past, present or prospective customers, technology, commercial and strategic relationships, marketing data, or other Proprietary Information used by, or useful to, Company or any of its Affiliates and known (whether or not known with the knowledge and permission of Company or any of its Affiliates and whether or not at any time prior to the date of this Agreement developed, devised, or otherwise created in whole or in part by the efforts of Consultant) to

Consultant by reason of performance of the Services, shareholdings in or other association with Company or any of its Affiliates. Consultant further agrees that he will retain all copies and extracts of any written Proprietary Information acquired or developed by her during any such service, shareholding or association in trust for the sole benefit of Company, its Affiliates and their successors and assigns. Consultant further agrees that he will not, without the prior written consent of Company, remove or take from Company's or any of its Affiliate's premises (or if previously removed or taken, he will, at Company's request, promptly return) any written Proprietary Information or any copies or extracts thereof. Upon the request and at the expense of Company, Consultant shall promptly make all disclosures, execute all instruments and papers and perform all acts reasonably necessary to vest and confirm in Company and its Affiliates, fully and completely, all rights created or contemplated by this Section 8.1. The term "Proprietary Information" shall not include
                                 ------------------------
information that is or becomes generally available to the public other than as a result of a disclosure by, or at the direction of, Consultant.

     8.2.     Covenant  Not  to  Compete;  Nonsolicitation.  (a)  Consultant
              --------------------------------------------
recognizes, acknowledges and agrees with Company that, for so long as Consultant renders the Services to Company and continuing for a period (the "Restricted
                                                                      ----------
Period")  equal to the greater of (i) one year following the termination of this
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Agreement  for  any  reason  and  (ii) the remainder of the Initial Term and any
Renewal Term, as the case may be, he will not, without the prior written consent of Company, directly or indirectly, and whether as principal or investor or as an employee, officer, director, manager, partner, consultant, agent or otherwise, alone or in association with any other person, firm, company, corporation or other business organization, carry on a Competing Business (as hereinafter defined) in any country in which Company or any of its Affiliates has engaged, presently engages, or will engage during such period, in a Competing Business (including, without limitation, any area in which any customer of Company or any of its Affiliates may be located).

          (b) As a separate and independent covenant, Consultant agrees with Company that, for so long as Consultant renders the Services to Company and continuing for the Restricted Period, he will not in any way, directly or indirectly (except in the course of her performance of the Services), for the purpose of conducting or engaging in any Competing Business, call upon, solicit, advise or otherwise do, or attempt to do, business with any person who is, or was, during the then most recent 12-month period, a customer of Company or any of its Affiliates, or take away or interfere or attempt to take away or interfere with any custom, trade, business, patronage or affairs of Company or any of its Affiliates, or interfere with or attempt to interfere with any person who is, or was during the then most recent 12-month period, an employee, officer, representative or agent of Company or any of its Affiliates, or solicit, induce, hire or attempt to solicit, induce or hire any of them to leave the employ of Company or any of its Affiliates or violate the terms of their contracts, or any employment arrangements, with it.

          (c)     For  purposes  of  this  Section 8.2, carrying on a "Competing
                                                                       ---------
Business"  means  operating  a  business  that competes with the Business of the
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Company or providing information pursuant thereto in a manner that competes with
Company or any of its Affiliates as of the date hereof or at any time thereafter during the Restricted Period, and any business that, in the judgment of the Board, competes with or is reasonably expected to compete with Company or any of its Affiliates; provided, however, that nothing herein shall limit the right of
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Consultant  to  own  not more than 1% of any of the debt or equity securities of any business organization that is then filing reports with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     8.3.     Exclusive  Property.  Consultant  confirms  that  all  Proprietary
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Information  is  and  shall  remain  the  exclusive  property of Company and its
Affiliates. All business records, papers and documents kept or made by Consultant relating to the Business of Company shall be and remain the property of Company and its Affiliates.

     8.4.     Assignment  of  Inventions.  (a) If at any time or times prior to,
              --------------------------
during the term of this Agreement or during the two-year period following the termination of this Agreement (either alone or with others) makes, conceives, creates, discovers, invents or reduces to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret, or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes or subject to analogous protection (each, an "Invention") that (i) relates to the
                                             ---------
Business of Company or any of its Affiliates or any customer of or supplier to Company or any of its Affiliates or any of the products or services being developed, manufactured or sold by Company or any of its Affiliates or which may be used in relation therewith; or (ii) results from tasks assigned to Consultant by Company or any of its Affiliates; or (iii) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by Company or any of its Affiliates, then all such Inventions and the benefits thereof are and shall immediately become the sole and absolute property of Company and its assigns, as works made for hire or otherwise.

          Consultant hereby agrees that he shall promptly disclose to Company (or any persons designated by it) each such Invention. Consultant hereby assigns all rights (including, but not limited to, rights to any inventions, patentable subject matter, copyrights and trademarks) he may have or may acquire in the Inventions and all benefits and/or rights resulting therefore to Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to Company.

          (b) Consultant hereby agrees to, during the term of this Agreement and at any time thereafter, at the request and cost of Company, promptly sign, execute, make and do all such deeds, documents, acts and things as Company and its duly authorized officers may reasonably require:

     (i) to apply for, obtain, register and vest in the name of Company alone (unless the Company otherwise directs) patents, copyrights, trademarks or other analogous protection in any country throughout the world relating to an Invention and when so obtained or vested to renew and restore the same; and

     (ii) to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceedings, petitions or applications for revocation of any such patent, copyright, trademark or other analogous protection.

          (c) If Company is unable, after reasonable effort, to secure Consultant's signature on any application for patent, copyright, trademark or other analogous registration or other documents regarding any legal protection relating to an Invention, whether because of Consultant's physical or mental incapacity or by any other reason whatsoever, Consultant hereby irrevocably designates and appoints Company and its duly authorized officers and agents as her agent and attorney-in-fact, to act for and in her behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by Consultant.

     8.5.     Certain  Remedies.  Without  intending  to  limit  the  remedies
              -----------------
available to Company and its Affiliates, Consultant agrees that a breach of any of the covenants contained in this Section 8 may result in material and irreparable injury to Company or its Affiliates for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, Company and its Affiliates shall be entitled to seek a temporary restraining order or a preliminary or permanent injunction, or both, without bond or other security, restraining Consultant from engaging in activities prohibited by this Section 8 or such other relief as may be required specifically to enforce any of the covenants in this Section 8. Such injunctive relief in any court shall be available to Company and its Affiliates in lieu of, or prior to or pending determination in, any arbitration proceeding.

9.     Representations of Consultant.  Consultant hereby represents and warrants
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to  Company that (i) he has the full, complete and entire right and authority to enter into this Agreement, (ii) the execution of this Agreement by Consultant and the performance of Consultant's Services hereunder will not violate, or be a breach of, any agreement, law or commitment or responsibility of any kind with a former employer, client, or any other person or entity (whether government-owned or otherwise).

     Consultant has and will continue to truthfully disclose to Company the following matters, whether occurring, at any time preceding the date of this Agreement or at any time during the term of this Agreement:

     9.1. any criminal complaint, indictment or criminal proceeding in which Consultant is named as a defendant;

     9.2. any allegation, investigation, or proceeding, whether administrative, civil or criminal, against Employee by any licensing authority or industry association; and

     9.3. any allegation, investigation or proceeding, whether administrative, civil, or criminal, against Consultant for violating professional ethics or standards, or engaging in illegal, immoral or other misconduct (of any nature or degree), relating to the Business of Company.

10.     Independent  Contractor.  Neither  party  is  hereby  constituted  an
        -----------------------
employee, agent or legal representative of the other party, except as expressly set forth in this Agreement, and neither is granted any right or authority hereunder to assume or create any obligation, expressed or implied, or to make any representation, covenant, warranty or guaranty, except as expressly granted or made in this Agreement. Nothing contained in this Agreement shall be construed as to constitute Consultant or any of her employees, agents or representatives as employees, agents or legal representatives of Company, it being intended that the Consultant is an independent contractor of Calypso.

11.     Arbitration.  Any  controversy  or  claim  arising out of or relating to
        -----------
this Agreement, or the breach thereof, shall be settled by binding arbitration in Miami-Dade County, Florida, USA, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in the English language before and by a single arbitrator selected by the parties. If the parties have not selected an arbitrator within ten (10) days of written demand for arbitration, the arbitrator shall be selected by the American Arbitration Association pursuant to the then current rules of that Association. The expenses of arbitration shall be divided equally between the parties. The duty to arbitrate shall survive the cancellation or termination of this Agreement.

12.     Termination;  Effect  of  Termination.
        -------------------------------------

     12.1     Termination.  Either party may terminate this Agreement by written
              ------------
notification to the other party by the terminating party at least 30 days prior to the expected date of termination; or (ii) in the event of mutual agreement, by written notification of each party to the other acknowledging same.

     12.2     No  Other  Compensation  or  Benefits.  Consultant  shall  have no
              -------------------------------------
further right to receive any other compensation or benefits after the termination of this Agreement, except for vested accrued benefits as of the date of termination as determined in accordance with the terms of the employee benefit plans or programs of Company or as required by law.

13.     Miscellaneous  Provisions.
        -------------------------

     13.1 This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Florida.

     13.2 This Agreement will be binding upon and will operate solely for the benefit of the parties to this Agreement. This Agreement may not be assigned by any party without the prior written consent of all of the parties hereto, provided however, that notwithstanding the foregoing, Calypso shall be entitled to assign this Agreement to its potential successor interest including any non-U.S. entity without the consent of Consultant.

     13.3 This Agreement contains the entire agreement of the parties as to the matters set forth herein. This Agreement cannot be altered, amended, supplemented or modified except by an instrument in writing signed by all of the parties to this Agreement.

     13.4 The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions of this Agreement, and the Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

     13.5 This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together shall constitute one agreement.

     13.6 This Agreement may be executed by facsimile signature and any such signature shall be of the same force and effect as an original signature.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date set forth above.



                                   SEARS  &  CRAWFORD,  L.L.P.


                                   By:/s/  Clay  Crawford
                                      -------------------
                                      Clay  Crawford
                                      Consultant





                                   CALYPSO  WIRELESS,  INC.,  a
                                   Delaware  corporation.



                                   By:/s/  David  Davila
                                      ------------------
                                      David  Davila,  President  &  CEO